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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              WESTOWER CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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[SpectrasiteLogo]                                                [Westower Logo]

                           SPECTRASITE HOLDINGS, INC.

                              WESTOWER CORPORATION
                            ------------------------

                    SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS
                             DATED AUGUST 11, 1999

                            ------------------------

     This document is a supplement to the Proxy Statement/Prospectus dated August 11, 1999, which was recently mailed to stockholders of Westower Corporation in connection with the special meeting of stockholders scheduled for September 2, 1999 to consider the proposed merger of Westower with a subsidiary of SpectraSite Holdings, Inc.

     On August 19, 1999, the Board of Directors of Westower consented to SpectraSite's amendment of its charter prior to the merger to provide for an increase in the authorized shares of common stock of SpectraSite to 300,000,000 shares. Previously, the merger agreement provided that the authorized shares of common stock of SpectraSite at the time of the merger would be 120,000,000 shares. The additional shares of authorized common stock would only be issued when authorized by the Board of Directors of SpectraSite. The increased number of shares is intended to give the Board of Directors of SpectraSite additional flexibility to accomplish capital raising or other transactions utilizing shares of SpectraSite common stock. See pages 72-77 of the Proxy Statement/Prospectus for a complete description of the capital stock of SpectraSite.

                The date of this Supplement is August 20, 1999.